                           WATKINS CONTRACTING, INC.

                           FINANCIAL STATEMENTS AND
                          ACCOUNTANTS' REVIEW REPORT

                          For The Three Months Ended
                              September 30, 1997

                           WATKINS CONTRACTING, INC.



                               TABLE OF CONTENTS

================================================================================
                                                                           Page
                                                                           ----


Accountants' Review Report  ...............................................  1


Financial Statements

         Balance Sheet  ...................................................  2

         Statement of Income ..............................................  3

         Statement of Cash Flows  .........................................  4

         Notes to Financial Statements  ...................................  5

                                                           SCHILLING & HINZMAN
                                                           -------------------
                                                  Certified Public Accountants
                                             6339 Nancy Ridge Drive, Suite 200
                                                          San Diego, CA  92121
                                                         Phone: (619) 535-1600
                                                           Fax: (619) 535-1649



                          ACCOUNTANTS' REVIEW REPORT

October 29,  1997

Board of Directors
Watkins Contracting, Inc.
San Diego, California


We have reviewed the accompanying balance sheet of Watkins Contracting, Inc. as of September 30, 1997 and the related statements of income and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Watkins Contracting, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.




/s/ SCHILLING & HINZMAN
-----------------------------
SCHILLING & HINZMAN
Certified Public Accountants

--------------------------------------------------------------------------------

                          WATKINS CONTRACTING, INC.
                                Balance Sheet
                              September 30, 1997

                            ASSETS
Current assets
  Cash                                                               $    4,093
  Contract receivables, net of allowance                              1,990,001
  Costs and estimated earnings in excess
    of billings on contracts in progress                                536,433
  Prepaid expenses                                                       42,777
  Due from related parties                                               66,908
  Land held for sale                                                    569,808
                                                                     ----------
    Total current assets                                              3,210,020

Property and equipment, net                                             464,733

Other assets
  Non-competition agreement                                              58,330
  Deposits                                                                4,000
                                                                     ----------
                                                                     $3,737,083
                                                                     ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                                   $1,069,241
  Current portion of long-term debt                                      78,616
  Billings in excess of costs and estimated
    earnings on contracts in progress                                   215,238
  Accrued expenses                                                      252,341
  Income taxes payable                                                  383,041
  Deferred income taxes                                                  38,296
  Debt on land held for sale                                            420,505
                                                                     ----------
    Total current liabilities                                         2,457,278
                                                                     ----------

Deferred income, non-competition agreement                               65,000
                                                                     ----------
Long-term debt, net of current portion                                   52,541
                                                                     ----------
Stockholders' equity
  Common stock - no par value; 2,500 shares authorized,
    2 shares issued and outstanding                                       1,000
  Retained earnings                                                   1,161,264
                                                                     ----------
    Total stockholders' equity                                        1,162,264
                                                                     ----------
                                                                     $3,737,083
                                                                     ==========

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See accompanying accountants's review report and notes to financial statements

                          WATKINS CONTRACTING, INC.
                             Statement of Income
                For the three months ended September 30, 1997



Contract revenue                                                     $2,581,714

Cost of construction                                                  1,502,071
                                                                     ----------

Gross profit                                                          1,079,643

Operating expenses                                                      646,991
                                                                     ----------

Income from operations                                                  432,652
                                                                     ----------


Other income (expense)
  Interest income                                                           298
  Interest expense                                                      (15,357)
  Non-competition agreement income                                       15,000
  Reimbursement of loan payments                                         23,647
                                                                     ----------

                                                                         23,588
                                                                     ----------

Income before income taxes                                              456,240

Income tax expense                                                      178,368
                                                                     ----------

Net income                                                              277,872

Retained earnings, beginning of year                                    883,392
                                                                     ----------

Retained earnings, end of year                                       $1,161,264
                                                                     ==========


See accompanying accountants's review report and notes to financial statements

                          WATKINS CONTRACTING, INC.
                           Statement of Cash Flows
                For the three months ended September 30, 1997


Cash flows from operating activities
  Net income                                                          $ 277,872
  Adjustments to reconcile net income to
    net cash provided by operating activities:
  Depreciation                                                           34,449
  Changes in operating assets and liabilities:
    Contract receivables                                               (532,219)
    Costs and estimated earnings in excess
      of billings on contracts in progress                             (403,277)
    Prepaid expenses and other assets                                    20,318
    Increase in deposits                                                 (1,000)
    Accounts payable                                                    490,735
    Billings in excess of costs and
     estimated earnings on contracts in progress                          9,765
    Accrued expenses                                                     79,512
    Income taxes payable                                                 59,000
    Deferred income taxes                                               (30,632)
                                                                     ----------

    Net cash provided by operating activities                             4,523
                                                                     ----------
Cash flows from investing activities
   Purchase of property and equipment                                    (5,000)
                                                                     ----------

    Net cash used in investing activities                                (5,000)
                                                                     ----------
Cash flows from financing activities
  Payments on long-term borrowings                                      (29,191)
  Repayments of advances to related parties                              56,000
  New advances to related parties                                       (18,545)
  Amortization of noncompetition agreement - Watkins                      5,000
  Amortization of noncompetition agreement - Vegas                      (15,000)
                                                                     ----------

  Net cash used in financing activities                                  (1,736)
                                                                     ----------
  Net increase (decrease) in cash                                        (2,213)
  Cash, beginning of year                                                 6,306
                                                                     ----------

  Cash, end of year                                                    $  4,093
                                                                      =========

See accompanying accountants's review report and notes to financial statements

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------

Watkins Contracting, Inc. (the "Company"), a Nevada corporation incorporated in June 1991, is a general contractor and a subcontractor performing work in asbestos removal, lead abatement and demolition primarily in the Southern California area.

METHOD OF INCOME RECOGNITION
----------------------------

The percentage-of-completion method of accounting for construction contracts is used in the financial statements. Under this method, revenues and related income are recognized as the work on the contract progresses. Generally, such income represents the percentage of estimated total income that costs incurred to date bear to estimated total costs. When current estimates of total contract costs indicate a loss on a contract, provision is made in the financial statements for the entire estimated amount of the loss. Changes in job performance, job conditions and estimated profitability, including these arising from contract penalty provisions, and final contract settlements may result in revisions to cost and income and are recognized in the period in which the revisions are determined.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance such as indirect labor, supplies, tools and repairs. Selling, general and administrative costs are charged to expense as incurred.

Amounts earned on specific projects in excess of billings are treated as a current asset and billings in excess of earnings are treated as a current liability.

CONTRACT RECEIVABLES
--------------------

The Company uses the reserve method for uncollectible accounts, the allowance for doubtful accounts totaled $34,500 at September 30, 1997.

INCOME TAXES
------------

The Company used the cash basis method of reporting for income tax purposes until June 30, 1995, under which revenues and expenses were recognized in the accounting period in which they were received and paid. The Company converted to the percentage of completion method of reporting for income tax purposes effective July 1, 1995.

------------------------------------------------------------------------------
See accompanying accountants' review report                             Page 5

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INCOME TAXES  (Continued)
------------

Current income tax expense is the amount of income taxes expected to be payable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax basis of assets and liabilities. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount "more likely than not" to be realized in future tax returns. Tax rate changes are reflected in income during the period such changes are enacted.

ESTIMATES
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS
-------------------------

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is carried at cost and depreciated using the straight line method over the estimated useful lives of the individual assets, generally three to ten years for all assets.

NON-COMPETITION AGREEMENT
-------------------------

In connection with a stock redemption agreement, the Company recorded an intangible asset totaling $100,000 at September 19, 1995. This intangible asset is being amortized on a straight line basis over its five year term. Non-competition agreement expense totaled $5,000 for the three months ended September 30, 1997.


-------------------------------------------------------------------------------
See accompanying accountants' review report                              Page 6

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

DEFERRED INCOME, NON-COMPETITION AGREEMENT
------------------------------------------

In connection with the sale of its Las Vegas division, the Company recorded deferred income totaling $180,000 at November 1, 1995. Deferred income is being amortized on a straight line basis over its three year term. Non-competition agreement income totaled $15,000 for the three months ended September 30, 1997.

2.   CONTRACTS IN PROGRESS

Contracts in progress at September 30, 1997 are as follows:





Costs incurred on contracts in progress                      $  1,946,035
Estimated earnings on contracts in progress                     2,496,700
                                                             ------------

Total cost and estimated earnings                               4,442,735
Less billings to date                                          (4,121,540)
                                                             ------------

                                                             $    321,195
                                                             ============
Contracts in progress are included in
     the accompanying balance sheet
     under the following headings:

Costs and estimated earnings in excess of
     billings on contracts in progress                       $    536,433

Billings in excess of costs and estimated
     earnings on contracts in progress                           (215,238)
                                                             ------------

                                                             $    321,195
                                                             ============
--------------------------------------------------------------------------------
See accompanying accountants' review report                             Page 7

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997

3.     CONTRACT RECEIVABLES

Contract receivables at September 30, 1997 includes:





     Contracts in progress:
         Currently receivable                                 $   967,836
         Unbilled retentions                                      234,008
                                                              -----------
                                                                1,201,844
                                                              -----------
     Completed contracts:
         Currently receivable                                     640,844
         Retentions receivable                                    181,813
                                                              -----------
                                                                  822,657
     Less allowance for doubtful accounts                         (34,500)
                                                              ------------

                                                              $ 1,990,001
                                                              ===========



4.     TRANSACTIONS WITH RELATED PARTIES

The Company made loans to Wayne Watkins, the father of a principal stockholder, totaling $200,000 on July 23, 1997 and $300,000 on August 19, 1997. Mr. Watkins repaid these loans on August 4, 1997 and September 5, 1997, respectively. Interest was charged on these loans at the same rate as the Company's line of credit.

In addition, the Company advanced various amounts to its two officers and principal stockholders. A total of $56,000 was repaid by the shareholders during the three months ended September 30, 1997. No interest was charged on these advances, which totaled $48,363 at September 30, 1997. The advances contain no repayment terms or dates.

The Company is leasing a vacant lot for storage from a company owned by the Company's stockholders. The lease, effective June 15, 1997, calls for monthly payments of $2,000, is cancelable with 90 day written notice and has no expiration date. A total of $6,000 was paid under this lease for the three months ended September 30, 1997.

The Company also purchases all of its insurance policies, including general liability, vehicle and workers compensation, from Front Line Insurance, which is partially owned by the wife of one of the Company's stockholders. Front Line is an insurance broker; the actual insurance policies are issued by various independent insurance companies. Premiums for insurance policies handled by Front Line totaled $28,867 for the three months ended September 30, 1997.

--------------------------------------------------------------------------------
See accompanying accountants' review report                             Page 8

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997

5.  LAND HELD FOR SALE

During December 1996, the Company acquired land in Arizona for a $129,808 down payment and proceeds of $440,000 from a United States Small Business Administration ("SBA") loan. Subsequently, the Company agreed to sell the land to Envira Minerals, Inc. ("Envira") for the same price. The Company's stockholders are also minority stockholders in Envira. Envira is currently in the process of obtaining financing for this land. Until this financing is arranged, Envira has agreed to reimburse the Company for all monthly payments due under the SBA loan. Envira paid $5,815 during the three months ended September 30, 1997 and an additional $17,832 was accrued as Due from Related Parties; the total $23,647 has been included with other income in the income statement. The land and related loan have been classified as a current asset and liability on the balance sheet at September 30, 1997.

6.     PROPERTY AND EQUIPMENT

Property and equipment at September 30, 1997 includes:



Machinery and equipment                                       $   295,984
Office equipment                                                  158,888
Furniture and fixtures                                             13,775
Leasehold improvements                                             63,853
Vehicles                                                          335,029
                                                              -----------
                                                                  867,529
Less accumulated depreciation                                    (402,796)
                                                              -----------
Net property and equipment                                    $   464,733
                                                              ===========


7.  LONG-TERM DEBT

The Company acquired vehicles and equipment under long-term purchase contracts which were secured by the related assets. Fixed assets under purchase contracts had a total net book value of $167,250 at September 30, 1997. The Company also acquired equipment under the provisions of three long-term leases. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. One lease expired in July 1997, the two others in December 1998. Leased equipment under capital lease had a cost of $124,091, accumulated amortization of $25,256 and a net book value of $98,835 at September 30, 1997. Amortization of the leased equipment is included in depreciation expense.


--------------------------------------------------------------------------------
See accompanying accountants' review report                             Page 9

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997


7.  LONG-TERM DEBT (Continued)

Long-term debt at September 30, 1997 included:


                                    Monthly            Interest          Maturity
 Description                        Payment              Rate              Date             Balance
-----------------------------  -------------------  ----------------  ----------------   --------------
 Purchase Contracts:
 F350                             $   620                 7.9%              4/99             $  11,578
 Bobcat Loader                      1,189                 9.5%              7/99                22,898
 95 Taurus                            410                11.7%              4/00                10,924
 Bobcat Melroe                      1,262                 9.5%              4/99                22,200
 97 Expedition                        964                 9.5%              5/00                27,790
 97 F150                              604                 9.0%              9/00                18,461
                                                                                         -------------
 Total purchase contracts                                                                      113,851
                                                                                         -------------

Capitalized leases:
Total minimum lease payments                                                                    18,350
Less amounts representing interest                                                              (1,044)
                                                                                         -------------
Present value of minimum lease payments                                                         17,306
                                                                                         -------------

 Total long-term debt and capitalized leases                                                   131,157
 Less current portion of long-term debt                                                        (78,616)
                                                                                         -------------
 Long-term debt, net of current portion                                                      $  52,541
                                                                                         =============

 Maturities on long-term debt and capitalized leases:
                                    Year ended June 30,               1998                   $  57,739
                                                                      1999                      53,111
                                                                      2000                      20,307
                                                                                         -------------
                                    Total maturities                                         $ 131,157
                                                                                             =========


8.   LINES OF CREDIT

At September 30, 1997, the Company had two open bank lines of credit. The operating line of credit, totaling $312,000, has a variable interest rate at 3/4% over the bank's prime rate and is currently 9%. The equipment line of credit, totaling $200,000, contains a fixed or variable interest rate option available at the time of any advance. The fixed rate is 4 1/4% over the Treasury rate and the variable rate is 1.8% over the bank's prime rate. Both lines of credit are secured by the Company's assets and personally guaranteed by both of the Company's stockholders. Neither line of credit had an outstanding balance at September 30, 1997.

-------------------------------------------------------------------------------
See accompanying accountants' review report                           Page 10

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997


9.  INCOME TAXES

Deferred income taxes result from the temporary differences between the tax basis of an asset or a liability and its reported amount in the balance sheet. The types of temporary differences that give rise to significant portions of deferred taxes are accrual to cash adjustments, depreciation and state taxes.

The Company's net deferred tax liability at September 30, 1997 consisted of the following:


          Federal                                          $  28,838
          State                                                9,458
                                                           ---------
          Total deferred taxes                             $  38,296
                                                           =========

 The provision (benefit) for income taxes consisted of:

      Current
          Federal                                          $ 159,000
          State                                               50,000
                                                          ----------
                                                             209,000
                                                          ----------
      Deferred
          Federal                                            (22,521)
          State                                               (8,111)
                                                          ----------
                                                             (30,632)
                                                          ----------

 Total income tax expense                                  $ 178,368
                                                          ==========


The actual income tax rate differs from statutory rates as a result of non-deductible expenses, the effect of graduated rates, franchise taxes, and the impact of deferred tax items turning around in periods in which tax rates differed from those at which deferred taxes were provided.

10.    OPERATING LEASES

The Company's amended lease agreement for its San Diego office space expires April 30, 1999. The monthly lease payment is currently $3,645 and will increase to $5,506 on October 1, 1997 and $5,958 on May 1, 1998.

The Company is obligated under a noncancelable vehicle operating lease which expires in May 2000. The lease payment for this vehicle is $697 per month.

-------------------------------------------------------------------------------
See accompanying accountants' review report                           Page 11

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997

10.    OPERATING LEASES (Continued)

Total rent expense for all operating leases for the three months ended September 30, 1997 was $18,860.

Future minimum lease payments under noncancelable operating leases for the years ended June 30 are as follows:


                       1998              $  69,757
                       1999                 67,944
                       2000                  6,970
                                         ---------

                                         $ 144,671
                                         =========

11.     PROFIT SHARING PLAN

The Company adopted a 401(k) profit sharing plan ("the Plan") on July 2, 1992. Employees become eligible to participate in the Plan after six months of service and having reached the age of 21 years. Participation by the employee is at the employee's option. The Company's match of the employee's contributions equals 25% of each participant's salary reduction agreement not to exceed 6% of the participant's compensation. The Company may also make discretionary contributions to the Plan for the benefit of the employees.

Employees are 100% vested in their employee contributions and begin vesting at 20% in the Company's contributions starting with their first year of service. Their vesting portion increases by 20% per year of service until the fifth year of service when the employee is 100% vested in the employer contributions. Employer contributions for the three months ended September 30, 1997 were $1,743. Voluntary employee contributions into the plan for the three months ended September 30, 1997 were $4,513.

12.    SUPPLEMENTAL CASH FLOW INFORMATION

For the three months ended September 30, 1997, the Company paid interest of $15,357 and income taxes of $150,000. The Company also purchased property and equipment totaling $18,924 in exchange for notes payable.

-------------------------------------------------------------------------------
See accompanying accountants' review report                           Page 12

                           WATKINS CONTRACTING, INC.
                         Notes to Financial Statements
                              September 30, 1997

13.    CONCENTRATION OF CREDIT RISK

The Company's construction projects are located in the southern California area. The Company extends credit to customers, primarily general contractors for military installations. Most contracts are secured by construction liens.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

 14.    SUBSEQUENT EVENT

On October 22, 1997, all of the Company's outstanding shares of stock were acquired by Oak Hill Sportswear Corporation ("Oak Hill"). The Company will operate as a subsidiary of Oak Hill, as such the Company's financial statements will be consolidated with those of Oak Hill for financial reporting and federal income tax purposes. Oak Hill is a publicly traded company based in New York.
-------------------------------------------------------------------------------
See accompanying accountants' review report                           Page 13